SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


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                                       FORM 8-K


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 1999.
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                                     OMI Trust 1998-D
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               (Exact name of registrant as specified in charter)


        Pennsylvania               333-31441                 Application filed
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(State or other jurisdiction      (Commission                 (IRS Employer
            of incorporation)     File Number)              Identification No.)

                  c/o Chase Manhattan Trust Co.
                  Global Trust
                  Attention:  Judy Wisniewskie
                  One Liberty Place, Suite 5520
                  1650 Market Street
                  Philadelphia, Pennsylvania            19103
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322
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           (Former name or former address, if changed since last report.)

                                OMI TRUST 1998-D

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

      OMI Trust 1998-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on February 15, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits

            20.1 Monthly Remittance Report relating to the Distribution Date occurring on February 15, 1999.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.

                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              OMI TRUST 1998-D, Registrant

                              By:  Oakwood Acceptance Corporation,
                                   as servicer


February 23, 1999
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                                    Douglas R. Muir
                                    Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                              Numbered Pages
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20.1  Monthly Remittance Report relating to Distribution
      Date occurring on February 15, 1999............................